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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 2002


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)


Minnesota                             0-3488                 41-0268370
(State of Incorporation)     (Commission file number)      (I.R.S. Employer
                                                          Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota              55110-5101
(Address of principal executive offices)                     (Zip Code)



                                 (651) 236-5900
              (Registrant's telephone number, including area code)


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Item 5. Other Events

On January 14, 2002, H.B. Fuller Company announced its earnings for the fourth quarter and full fiscal year ending December 1, 2001. A copy of the press release that discusses these matters and a restructuring initiative is filed as an exhibit to, and incorporated by reference in, this report.

Item 7. Financial Statements and Exhibits.

        Exhibit 99   Press Release dated January 14, 2002

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        H.B. FULLER COMPANY
                                        Date: January 14, 2002

                                        By: /s/ Richard C. Baker
                                        Richard C. Baker, Vice President,
                                          General Counsel and Secretary